UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – April 14, 2015

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wall Street New York, New York	10286
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (212) 495-1784

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting of Stockholders (the “Annual Meeting”) of The Bank of New York Mellon Corporation (“BNY Mellon”) was held on April 14, 2015. At the Annual Meeting, each nominee for director was elected by a majority of votes cast. Management proposals 2 and 3 were approved. Each of the proposals is described in detail in BNY Mellon’s definitive proxy statement dated March 13, 2015, filed with the Securities and Exchange Commission. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present, but were not treated as votes cast either for or against any proposal or the election of any director. Therefore, abstentions and broker non-votes were not counted in determining the number of votes required for approval or election.

The results are as follows:

1.	The election of 14 directors for a term expiring at the end of the 2016 Annual Meeting of Stockholders (each nominee elected by a majority of votes cast):

Name of Director	For	Against	Abstained	Broker Non-Vote
Nicholas M. Donofrio	863,812,746	8,708,937	24,409,435	76,363,047
Joseph J. Echevarria	867,378,834	4,859,941	24,692,343	76,363,047
Edward P. Garden	884,010,452	6,688,043	6,232,621	76,363,047
Jeffrey A. Goldstein	863,385,610	8,932,938	24,612,570	76,363,047
Gerald L. Hassell	838,737,213	49,681,318	8,512,587	76,363,047
John M. Hinshaw	864,868,525	7,358,919	24,703,674	76,363,047
Edmund F. Kelly	862,629,280	9,715,453	24,586,385	76,363,047
Richard J. Kogan	863,381,911	9,001,437	24,547,770	76,363,047
John A. Luke, Jr.	840,241,992	31,883,703	24,805,422	76,363,047
Mark A. Nordenberg	866,083,863	6,517,640	24,329,614	76,363,047
Catherine A. Rein	865,726,145	6,809,502	24,395,470	76,363,047
William C. Richardson	864,387,543	7,932,456	24,611,118	76,363,047
Samuel C. Scott III	862,374,823	9,981,828	24,574,466	76,363,047
Wesley W. von Schack	861,078,173	11,594,250	24,258,694	76,363,047

2.	Advisory resolution to approve the 2014 compensation of BNY Mellon’s named executive officers (approved by a majority of votes cast):

For	Against	Abstained	Broker Non-Vote
848,793,506	39,896,239	8,240,456	76,363,047
95.51%	4.49%	*	*

3.	Ratification of the appointment of KPMG LLP as BNY Mellon’s independent auditor for 2015 (approved by a majority of votes cast):

For	Against	Abstained	Broker Non-Vote
961,386,049	6,163,391	5,743,848	—
99.36%	0.64%	*	*

*	Abstentions and broker non-votes were not counted as votes cast.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: April 14, 2015	By:	/s/ Craig T. Beazer
	Name:	Craig T. Beazer
	Title:	Secretary

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